POWER OF ATTORNEY   EXECUTIVE OFFICER

The undersigned Executive Officer of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold and Helen
R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his or her behalf, individually and in his or her capacity as an Officer of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1 or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                                     /s/ John M. Hanley
                                                    -------------------------
                                                    (signature)

                                               Name:  John M. Hanley
                                                    -------------------------
                                                    (please type or print)


Date: April 17, 2001.
     ----------

                    POWER OF ATTORNEY   EXECUTIVE OFFICER

The undersigned Executive Officer of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold and Helen
R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his or her behalf, individually and in his or her capacity as an Officer of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1 or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                                    /s/ Eileen M. Fitzgerald
                                                    -------------------------
                                                    (signature)

                                               Name: Eileen M. Fitzgerald
                                                    -------------------------
                                                    (please type or print)


Date: April 17, 2001.
     ----------

                    POWER OF ATTORNEY   EXECUTIVE OFFICER

The undersigned Executive Officer of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold and Helen
R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his or her behalf, individually and in his or her capacity as an Officer of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1 or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                                     /s/ David B. Keto
                                                    -------------------------
                                                    (signature)

                                               Name: David B. Keto
                                                    -------------------------
                                                    (please type or print)


Date: April 18, 2001.
     ---------

                    POWER OF ATTORNEY   EXECUTIVE OFFICER

The undersigned Executive Officer of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold and Helen
R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his or her behalf, individually and in his or her capacity as an Officer of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1 or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                                     /s/ Erica Khatchadourian
                                                    -------------------------
                                                    (signature)

                                               Name: Erica Khatchadourian
                                                    -------------------------
                                                    (please type or print)


Date: April 18, 2001.
     ---------